SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 27, 1999


     MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated August 1, 1999, providing for the issuance of C-BASS Trust 1999-CB4, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB4).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-11                 13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street
New York, New York                                             10281-1310
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
            This report consists of 11 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS Trust 1999-CB4, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB4 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 1999 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On December 27,1999 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 27, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:  December 30, 1999              By:  /s/ Kimberly K. Costa
                                       Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Statement to Certificateholders                    5
                         December 27, 1999.

                                  Exhibit 99.1

                         Statement to Certificateholders
                                December 27, 1999


                           MERRILL LYNCH MORTGAGE INVESTORS, INC. CREDIT-BASED ASSET SERVICING AND
                                       SECURITIZATION LLC, SERIES 1999-CB4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December 27, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
T21        87,260,000.00  84,802,271.12   745,433.41    655,942.33   1,401,375.74         0.00           0.00      84,056,837.71
T22        42,300,000.00  39,281,708.24   842,347.58    303,842.51   1,146,190.09         0.00           0.00      38,439,360.66
T23         9,717,000.00   9,717,000.00         0.00     75,160.62      75,160.62         0.00           0.00       9,717,000.00
T24         8,907,000.00   8,907,000.00         0.00     68,895.30      68,895.30         0.00           0.00       8,907,000.00
T25         5,668,000.00   5,668,000.00         0.00     34,012.35      34,012.35         0.00           0.00       5,668,000.00
T26         8,098,332.63   8,092,984.94         0.00          0.00           0.00         0.00           0.00       8,092,984.94
R1                  0.00           0.00         0.00          0.00           0.00         0.00           0.00               0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTALS    161,950,332.63 156,468,964.30 1,587,780.99  1,137,853.11   2,725,634.10         0.00           0.00     154,881,183.31
----------------------------------------------------------------------------------------------------------------------------------


             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
-----------------------------------------------------------------------------------------  -------------------------------------
T21          971.83441577     8.54267030  7.51710211  16.05977240   963.29174547               T21            8.994633%
T22          928.64558487    19.91365437  7.18303806  27.09669243   908.73193050               T22            8.994633%
T23        1,000.00000000     0.00000000  7.73496141   7.73496141 1,000.00000000               T23            8.994633%
T24        1,000.00000000     0.00000000  7.73496127   7.73496127 1,000.00000000               T24            8.994633%
T25        1,000.00000000     0.00000000  6.00076747   6.00076747 1,000.00000000               T25            8.994633%
T26          999.33965543     0.00000000  0.00000000   0.00000000   999.33965543               T26            8.994633%
-----------------------------------------------------------------------------------------  -------------------------------------
TOTALS       966.15401623     9.80412306  7.02593870  16.83006176   956.34989317
-----------------------------------------------------------------------------------------  -------------------------------------


If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -6-

                           MERRILL LYNCH MORTGAGE INVESTORS, INC. CREDIT-BASED ASSET SERVICING AND
                                       SECURITIZATION LLC, SERIES 1999-CB4
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December 27, 1999

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       87,260,000.00   84,802,271.12    747,560.95   470,275.71      1,217,836.66        0.00          0.00       84,054,710.17
A2       42,300,000.00   39,281,708.24    844,751.73   207,691.12      1,052,442.85        0.00          0.00       38,436,956.51
M1        9,717,000.00    9,717,000.00          0.00    66,399.50         66,399.50        0.00          0.00        9,717,000.00
M2        8,907,000.00    8,907,000.00          0.00    60,864.50         60,864.50        0.00          0.00        8,907,000.00
B         5,668,000.00    5,668,000.00          0.00    40,705.69         40,705.69        0.00          0.00        5,668,000.00
X         8,097,517.00    8,097,517.00          0.00         0.00              0.00        0.00          0.00        8,097,517.00
R2                   0            0.00          0.00         0.00              0.00        0.00          0.00                0.00
BB       11,500,000.00   10,630,264.00    216,516.49    70,868.43        287,384.92        0.00          0.00       10,413,747.51
TOTALS  173,449,517.00  167,103,760.36  1,808,829.17   916,804.95      2,725,634.12        0.00          0.00      165,294,931.19
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  ---------------------------------------


             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
              PRIOR                                                      CURRENT                           CURRENT
            PRINCIPAL                                                   PRINCIPAL                         PASS-THRU
CLASS       FACTOR          PRINCIPAL    INTEREST      TOTAL             FACTOR               CLASS          RATE
------------------------------------------------------------------------------------------  ------------------------------------
A1          971.83441577    8.56705191  5.38936179  13.95641371        963.26736386         A1           6.440000%
A2          928.64558487   19.97049007  4.90995556  24.88044563        908.67509480         A2           6.140000%
M1        1,000.00000000    0.00000000  6.83333333   6.83333333      1,000.00000000         M1           8.200000%
M2        1,000.00000000    0.00000000  6.83333333   6.83333333      1,000.00000000         M2           8.200000%
B         1,000.00000000    0.00000000  7.18166725   7.18166725      1,000.00000000         B            8.340000%
X         1,000.00000000    0.00000000  0.00000000   0.00000000      1,000.00000000         X            0.000000%
BB          924.37078261   18.82752087  6.16247217  24.98999304        905.54326174         BB           8.000000%
------------------------------------------------------------------------------------------  ------------------------------------
TOTALS      963.41438852   10.42856274  5.28571636  15.71427910        952.98582578
------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -7-


                           MERRILL LYNCH MORTGAGE INVESTORS, INC. CREDIT-BASED ASSET SERVICING AND
                                       SECURITIZATION LLC, SERIES 1999-CB4
                                               December 27, 1999


                                          STATEMENT TO CERTIFICATEHOLDERS

Sec. 4.08(3) O/C Amount                                                                                     8,097,516.63

Sec. 4.08(3) Targeted O/C Amount                                                                            8,097,516.63

Sec. 4.08(3) O/C Deficiency Amount                                                                                  0.00

Sec. 4.08(3) O/C Release Amount                                                                                     0.00

Sec. 4.08(3) Monthly Excess CashFlow Amount                                                                   334,816.61

Sec. 4.08(3) Monthly Excess Interest Amount                                                                   334,816.61


Sec. 4.08(16) Servicing Compensation                                                                                0.00

Sec. 4.08(16) Servicing Fee                                                                                    62,008.24

Sec. 4.08(5) Current Advances                                                                               1,695,817.01


Sec. 4.08(6) Collateral Balance Group 1 Total                                                             105,872,118.09

Bec. 4.08(6) Collateral Balance Group 2 Total                                                              49,009,065.22

Sec. 4.08(6) Collateral Balance Group 1 Sub-Group 1                                                        30,564,768.53

Sec. 4.08(6) Collateral Balance Group l Sub-Group 2                                                        75,307,349.56

Sec. 4.08(6) Collateral Balance Group 2 Sub-Group1                                                         15,294,546.18

Sec. 4.08(6) Collateral Balance Group 2 Sub-Group2                                                         33,714,519.04


Sec. 4.08(7) Total Ending Number of Loans                                                                       1,621.00

Sec. 4.08(7) Group lA Ending Number of Loans                                                                      415

Sec. 4.08(7) Group 1B Ending Number of Loans                                                                      837

Sec. 4.08(7) Group 2A Ending Number of Loans                                                                       48

Sec. 4.08(7) Group 2B Ending Number of Loans                                                                      321


Sec. 4.08(7) Weighted Average Mortgage Rate for All Loans                                                          9.47%

Sec. 4.08(7) Group lA Weighted Average Mortgage Rate                                                               8.58%

Sec. 4.08(7) Group 1B Weighted Average Mortgage Rate                                                               9.56%

Sec. 4.08(7) Group 2A Weighted Average Mortgage Rate                                                               8.73%

Sec. 4.08(7) Group 2B Weighted Average Mortgage Rate                                                              10.38%

                                                                                  (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -8-


                           MERRILL LYNCH MORTGAGE INVESTORS, INC. CREDIT-BASED ASSET SERVICING AND
                                       SECURITIZATION LLC, SERIES 1999-CB4
                                               December 27, 1999


Sec. 4.08(8) Number of Loans 30 Days Delinquent in Group lA                                                       74.00
Sec. 4.08(8) Balance of Loans 30 Days Delinquent in Group 1A                                               5,670,950.60

Sec. 4.08(8) Number of Loans 30 Days Delinquent in Group 1B                                                      118.00
Sec. 4.08(8) Balance of Loans 30 Days Delinquent in Group 1B                                               9,318,820.72

Sec. 4.08(8) Number of Loans 30 Days Delinquent in Group 2A                                                        4.00
Sec. 4.08(8) Balance of Loans 30 Days Delinquent in Group 2A                                               1,600,601.20

Sec. 4.08(8) Number of Loans 30 Days Delinquent in Group 2B                                                          78
Sec. 4.08(8) Balance of Loans 30 Days Delinquent in Group 2B                                               7,739,225.12

Sec. 4.08(8) Number of Loans 60 Days Delinquent in Group lA                                                          60
Sec. 4.08(8) Balance of Loans 60 Days Delinquent in Group lA                                               4,297,348.63

Sec. 4.08(8) Number of Loans 60 Days Delinquent in Group lB                                                       38.00
Sec. 4.08(8) Balance of Loans 60 Days Delinquent in Group lB                                               2,755,999.60

Sec. 4.08(8) Number of Loans 60 Days Delinquent in Group 2A                                                        2.00
Sec. 4.08(8) Balance of Loans 60 Days Delinquent in Group 2A                                                 629,044.13

Sec. 4.08(8) Number of Loans 60 Days Delinquent in Group 2B                                                       47
Sec. 4.08(8) Balance of Loans 60 Days Delinquent in Group 2B                                               5,119,772.47

Sec. 4,08(8) Number of Loans 90 Days Delinquent in Group lA                                                       58.00
Sec. 4.08(8) Balance of Loans 90 Days Delinquent in Group lA                                               3,986,327.00

Sec. 4.08(8) Number of Loans 90 Days Delinquent in Group lB                                                       23
Sec. 4.08(8) Balance of Loans 90 Days Delinquent in Group lB                                               1,727,069.58

Sec. 4.08(8) Number of Loans 90 Days Delinquent in Group 2A                                                        0.00
Sec. 4.08(8) Balance of Loans 90 Days Delinquent in Group 2A                                                       0.00

Sec. 4.08(8) Number of Loans 90 Days Delinquent in Group 2B                                                       29
Sec. 4.08(8) Balance of Loans 90 Days Delinquent in Group 2B                                               2,620,773.31

Sec. 4.08(8) Number of Foreclosures in Group 1A                                                                   29.00
Sec. 4.08(8) Balance of Foreclosures in Group lA                                                           2,620,773.31

Sec. 4.08(8) Number of Foreclosures in Group lB                                                                  24.00
Sec. 4.06(8) Balance of Foreclosures in Group lB                                                           2,172,683.19

Sec. 4,08(8) Number of Foreclosures in Group 2A                                                                    1.00
Sec. 4.08(8) Foreclosures in Group 2A                                                                        247,864.28

Sec. 4.08(8) Number of Foreclosures in Group 2B                                                                   34.00
Sec. 4.08(8) Foreclosures in Group 2B                                                                      3,355,996.93

Sec. 4.08(8) Number of Bankruptcies in Group lA                                                                   91.00
Sec. 4.08(8) Balance of Bankruptcies in Group lA                                                           5,661,141.85

Sec. 4.08(8) Number of Bankruptcies in Group 1B                                                                   10.00
Sec. 4.08(8) Balance of Bankruptcies in Group 1B                                                             752,528.18

Sec. 4.08(8) Number of Bankruptcies in Group 2A                                                                    0.00
Sec. 4.08(8) Bankruptcies in Group 2A                                                                              0.00

Sec. 4.08(8) Number of Bankruptcies in Group 2B                                                                   18.00
Sec. 4.08(8) Bankruptcies in Group 2B                                                                     2,029,030.47
                                      -9-

                           MERRILL LYNCH MORTGAGE INVESTORS, INC. CREDIT-BASED ASSET SERVICING AND
                                       SECURITIZATION LLC, SERIES 1999-CB4
                                               December 27, 1999


Sec. 4.08(9) Number of Reo's in Group lA                                                                             0.00
Sec. 4.08(9) Balance of Reo's in Group lA                                                                            0.00

Sec. 4.08(9) Number of Reo's in Group lB                                                                             0.00
Sec. 4.08(9) Balance of Reo's in Group lB                                                                            0.00

Sec. 4.08(9) Number of Reo's in Group 2A                                                                             0.00
Sec. 4.08(9) Reo's in Group 2A                                                                                       0.00

Sec. 4.08(9) Number of Reo's in Group 2B                                                                             0.00
Sec. 4.08(9) Reo's in Group 2B                                                                                       0.00


Sec. 4.08(11) REO Book Value Group lA                                                                                0.00

Sec. 4.08(11) REO Book Value Group 1B                                                                                0.00

Sec. 4.08(11) REO Book Value Group 2A                                                                                0.00

Sec. 4.08(11) REO Book Value Group 2B                                                                                0.00


Sec. 4.08(11) Principal Prepayments Group lA                                                                   30.35

Sec. 4.08(11) Principal Prepayments Group 1B                                                                   641,858.54

Sec. 4.08(11) Principal Prepayments Group 2A                                                                   26.32

Sec. 4.08(11) Principal Prepayments Group 2B                                                                   810,921.32

Sec. 4.02(12) Prepayment Penalties                                                                                   0.00

Sec, 4.08(13) Realized Losses Incurred in Group lA                                                                   0.00

Sec. 4.08(13) Realized Losses Incurred in Group lB                                                                   0.00

Sec. 4.08(13) Realized Losses Incurred in Group 2A                                                                   0.00

Sec. 4.08(13) Realized Losses Incurred in Group 2B                                                                   0.00


Sec. 4.08(15) Beginning Balance of Basis Risk Reserve Fund                                                       8,500.00
Sec. 4.08(15) Class BB Reserve Amount Deposit                                                                    3,500.00
Sec. 4.08(15) Required Reserve Fund Deposit                                                                      5,000.00
Sec. 4.68(15) Deposits to The Basis Reserve Fund                                                               287,384.92
Sec. 4.08(15) Withdrawals from the Basis Reserve Fund                                                          287,384.92
Sec. 4.08(15) Ending Balance of Basis Risk Reserve Fund                                                          8,500.00


Sec. 4.08{16) Class A Interest Carry Forward Amount                                                                  0.00
Sec. 4.08(16) Class M1 interest Carry Forward Amount                                                                 0.00
Sec, 4.08(16) Class M1 Unpaid Realized Loss Amount                                                                   0.00
Sec. 4.08(16} Class M1 Applied Realized Loss Amount                                                                  0.00
Sec. 4.08(16) Class M1 Applied Realized Loss Amortization Amount                                                     0.00
Sec. 4.08(16) Class M2 Interest Carry Forward Amount                                                                 0.00
Sec. 4.08(16) Class M2 Unpaid Realized Loss Amount                                                                   0.00
Sec. 4.08(16) Class M2 Applied Realized Loss Amount                                                                  0.00
Sec. 4.08(16) Class M2 Applied Realized Loss Amortization Amount                                                     0.00
Sec. 4.08(16) Class B Interest Carry Forward Amount                                                                  0.00
Sec. 4.08(16) Class B Unpaid Realized LOSS Amount                                                                    0.00
Sec. 4.08(16) Class B Applied Realized Loss Amortization Amount                                                      0.00

                                      -10-

                           MERRILL LYNCH MORTGAGE INVESTORS, INC. CREDIT-BASED ASSET SERVICING AND
                                       SECURITIZATION LLC, SERIES 1999-CB4
                                               December 27, 1999


Sec. 4,08(17) Prepayment interest Shortfalls not covered by the Servicer                                       9,565.51

Sec. 4.08(18) Trustee Fee                                                                                      1,629.89

Sec, 4.08(19) Libor Carryover Class A2                                                                             0.00
Sec. 4.08(19) Libor Carryover Class B                                                                              0.00

Sec. 4.08(21) Realized Losses as a Percentage of the Original Pool Balance                                        0.00%
Sec. 4.08(21) Available Distribution Amount                                                                2,770,164.00

Sec. 4.O8 Class X Distributable Amount                                                                             0.00

Sec. 4.08 Interest Remittance Amount                                                                       1,182,383.01

Sec. 4.08 Principal Remittance Amount                                                                      1,587,780.99


3cc. 4.08 Extra Principal Distribution Amount                                                                      0.00

Sec. 4.08 Relief Act Shortfall                                                                                     0.00

Sec. 4.08 Rolling Three Month Delinquency Pct                                                                     0.17%

Sec. 4.08(25) Substitution Principal Amount                                                                        0.00

3ec. 4.08(26) Repurchased Principal Amount                                                                         0.00

Sec. 4.08 Liquidation Proceeds                                                                                     0.00

Special Servicing Fee                                                                                         42,900.00

Bec. 4.08 Required Reserve Fund Balance                                                                        5,000.00

                                      -11-